UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2023

Baker Hughes Company	Baker Hughes Holdings LLC
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield
Houston,	Texas	77073-5101
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040	-	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On January 23, 2023, Baker Hughes Company (the “Company”) issued a news release announcing its financial results for the quarter and year ended December 31, 2022, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Following the issuance of the news release and the filing of this current report on Form 8-K, the Company will hold a conference call on Monday, January 23, 2023 at 8:30 a.m. Eastern Time, 7:30 a.m. Central Time, to discuss the earnings announcement. This scheduled conference call was previously announced on November 16, 2022. The conference call will broadcast live via a webcast that can be accessed by visiting the Baker Hughes Company website at: www.investors.bakerhughes.com. An archived version of the webcast will be available on the Baker Hughes Company website for one month following the webcast.
In addition to financial results determined in accordance with GAAP that were included in the news release, certain information discussed in the news release and to be discussed on the conference call could be considered non-GAAP financial measures (as defined under the Securities and Exchange Commission's ("SEC") Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, net income (loss), income (loss) from continuing operations, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements and filings with the SEC. Reconciliations of such non-GAAP information to the closest GAAP measures are included in the news release.
Item 7.01 Regulation FD Disclosure.
On January 23, 2023, the Company issued a news release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
See Item 2.02, “Results of Operations and Financial Condition.”
Item 8.01 Other Events.
Baker Hughes and Baker Hughes Holdings LLC ("BHH LLC") have prepared additional unaudited historical consolidated financial information on our previously disclosed new segment reporting structure and product lines. Such additional information is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. For more information on our segment reorganization, please refer to our Current Report on Form 8-K, filed with the SEC on November 18, 2022.
The information in this Item 8.01 of Current Report on Form 8-K should be read in conjunction with Baker Hughes’ and BHH LLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, as well additional reports filed from time to time with the SEC under the Exchange Act. BHH LLC is a SEC registrant with separate filing requirements.

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)
(d) Exhibits.

99.1*	News Release of Baker Hughes Company dated January 23, 2023 - Baker Hughes Company Announces Fourth Quarter and Total Year 2022 Results
99.2*	Financial Supplement
101.SCH*	Inline XBRL Schema Document
101.CAL*	Inline XBRL Calculation Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
* Furnished herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: January 23, 2023	By:	/s/ Fernando Contreras
Fernando Contreras Vice President and Corporate Secretary

BAKER HUGHES HOLDINGS LLC

Dated: January 23, 2023	By:	/s/ Fernando Contreras
Fernando Contreras Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News Release of Baker Hughes Company dated January 23, 2023 - Baker Hughes Company Announces Fourth Quarter and Total Year 2022 Results
Exhibit 99.2	Financial Supplement
101.SCH	Inline XBRL Schema Document
101.CAL	Inline XBRL Calculation Linkbase Document
101.LAB	Inline XBRL Label Linkbase Document
101.PRE	Inline XBRL Presentation Linkbase Document
101.DEF	Inline XBRL Definition Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)